UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 7, 2011

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of Material Definitive Agreement

On April 7, 2011, Capital Gold Corporation (the “Company”) repaid the amounts outstanding under the Amended and Restated Credit Agreement (the “Credit Agreement”) among Minera Santa Rita S. de R.L. de C.V. and Oro de Altar S. de R.L. de C.V. (as borrowers), the Company (as guarantor), and Standard Bank PLC (as lender), dated as of July 17, 2008.  The Credit Agreement was terminated upon such payment, which included an immaterial early termination fee.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On April 8, 2011, Capital Gold AcquireCo., Inc. (“AcquireCo”), a wholly-owned subsidiary of Gammon Gold Inc. (“Gammon”), merged with and into the Company (the “Merger”) in accordance with  the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 1, 2010, as amended on October 29, 2010, March 9, 2011 and March 17, 2011, by and among the Company, Gammon and AcquireCo.  Upon completion of the Merger, the Company became a wholly-owned subsidiary of Gammon.

At the effective time and as a result of the Merger, each share of common stock of the Company issued and outstanding immediately prior to the effective time of the Merger, other than shares held by any stockholder of the Company who properly exercised appraisal rights with respect thereto in accordance with Section 262 of the Delaware General Corporation Law and shares owned by the Company, Gammon or AcquireCo, was automatically cancelled and converted into the right to receive 0.5209 common shares of Gammon and $1.09 in cash (collectively, the “Merger Consideration”), without interest and less any applicable withholding taxes.  Upon the effective time of the Merger, holders of the Company’s common stock immediately prior to the effective time ceased to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration, and if exercised in accordance with Delaware General Corporation Law, appraisal rights).

Upon the closing of the Merger, the Company became a wholly-owned subsidiary of Gammon and the shares of the Company common stock, which traded under the symbol “CGC”, have ceased trading on, and are being delisted from, the NYSE AMEX.

The description of the Merger contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.04.  Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in response to Item 1.02 of this Current Report on Form 8−K is incorporated herein by reference.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger, the Company notified the NYSE AMEX (the “NYSE”) and the Toronto Stock Exchange (the “TSX”) on April 8, 2011 that the Merger was consummated, and requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the shares of common stock of the Company are no longer listed on the NYSE.  The Company intends to file a certification on Form 15 with the SEC requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03.  Material Modification to Rights of Security Holders.

The information provided in response to Item 2.01 of this Current Report on Form 8−K is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

Upon the closing of the Merger on April 8, 2011, a change in control of the Company occurred, and the Company now is a wholly-owned subsidiary of Gammon, as described in Item 2.01 of this Current Report on Form 8−K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the closing of the Merger, Stephen Cooper, John Cutler, Gary Huber, Colin Sutherland and Scott Hazlitt resigned as directors of the Company.  Colin Sutherland, Scott Hazlitt and Christopher Chipman also resigned as the President, Chief Operating Officer, and Chief Financial Officer and Corporate Secretary, respectively, of the Company.  Mr. Hazlitt and Mr. Chipman will provide services to Gammon during a 60 day transition period, for which they will be paid based on their base salary as in effect immediately prior to the Merger.

On April 7, 2011, the Company amended the Amended and Restated Engagement Agreements (the “Engagement Agreements”) between the Company and each of Mr. Hazlitt and Mr. Chipman.  The Engagement Agreements provide that, if the executive is terminated following a change in control of the Company, resigns for good reason following a change in control, or resigns for any reason during the 30 day period following the sixth month after the change in control, the executive is entitled to a lump sum payment in an amount equal to three times the executive’s base salary plus three times the executive’s bonus award for the year immediately prior to the change in control (the “Severance Payment”).  The Engagement Agreements were amended to provide that the Severance Payment may be paid, at the sole election of Gammon, in common stock of Gammon or in cash in immediately available funds, provided, that Gammon will make such payment in cash if the TSX does not approve such payment in Gammon common stock.  If such payment is made in Gammon common stock, the number of Gammon common shares to be paid to the executive will be determined by dividing the total cash value of the payment by the volume weighted average price of Gammon common shares on the NYSE for the five trading days immediately preceding the closing date of the Merger (or at such other price as is required by the TSX).

In accordance with the terms of his Employment Agreement and connection with his termination, Mr. Sutherland will receive a severance payment.

On April 7, 2011, the Board of Directors of the Company adopted amendments to its outstanding option award agreements to provide that all outstanding options shall be exercisable until the earlier of (i) the 180th day following the date of the option holder’s termination of employment or service to the Company and (ii) the date of the expiration of the original option term.

Copies of the amendments to Mr. Hazlitt’s and Mr. Chipman’s Engagement Agreements are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

2.1
Agreement and Plan of Merger dated as of October 1, 2010, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K filed with the SEC on October 7, 2010)

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of October 29, 2010, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation (incorporated by reference to ANNEX A-1 of Schedule 14A filed with the SEC on February 18, 2011).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of October 29, 2010, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation, as amended (Annex S-A to the Schedule 14A  filed with the SEC on March 10, 2011)

2.4
Amendment No. 3 to Agreement and Plan of Merger, dated as of March 17, 2011, by and among Gammon Gold Inc., Capital Gold AcquireCo, Inc. and Capital Gold Corporation, as amended (incorporated by reference to Exhibit 2.1 of Form 8-K filed with the SEC on March 18, 2011)

10.1	Amendment No. 3 to Amended and Restated Engagement Agreement, dated April 7, 2011, between Capital Gold Corporation and J. Scott Hazlitt.

10.2	Amendment No. 1 to Amended and Restated Engagement Agreement, dated April 7, 2011, between Capital Gold Corporation and Christopher M. Chipman.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

By:	/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: April 12, 2011